

<ARTICLE>                     5
<LEGEND>
This  Exhibit  contains  summary  financial   information   extracted  from  the
Registrant's  unaudited  consolidated  financial statements for the period ended
January 31, 1997 and is qualified in its entirety by reference to such financial statements. This Exhibit shall not be deemed filed for purposes of Section 11 of the  Securities  Act of 1933 and Section 18 of the  Securities  Exchange  Act of
1934, or otherwise  subject to the liability of such  Sections,  nor shall it be deemed a part of any other filing which  incorporates  this report by reference, unless such other filing expressly incorporates this Exhibit by reference.
</LEGEND>
<MULTIPLIER>                  1,000
<CURRENCY>                    U.S. Dollars

<PERIOD-TYPE>                 12-MOS
<FISCAL-YEAR-END>                                                   JAN-31-1997
<PERIOD-START>                                                      FEB-01-1996
<PERIOD-END>                                                        JAN-31-1997
<EXCHANGE-RATE>                                                               1
<CASH>                                                                      936
<SECURITIES>                                                                  0
<RECEIVABLES>                                                             4,925
<ALLOWANCES>                                                                112
<INVENTORY>                                                               2,420
<CURRENT-ASSETS>                                                          8,602
<PP&E>                                                                    3,160
<DEPRECIATION>                                                            1,365
<TOTAL-ASSETS>                                                           15,598
<CURRENT-LIABILITIES>                                                     5,983
<BONDS>                                                                       0
<PREFERRED-MANDATORY>                                                         0
<PREFERRED>                                                                   0
<COMMON>                                                                     28
<OTHER-SE>                                                                    0
<TOTAL-LIABILITY-AND-EQUITY>                                             15,598
<SALES>                                                                  27,156
<TOTAL-REVENUES>                                                         27,156
<CGS>                                                                    14,487
<TOTAL-COSTS>                                                            24,577
<OTHER-EXPENSES>                                                            (98)
<LOSS-PROVISION>                                                              0
<INTEREST-EXPENSE>                                                          266
<INCOME-PRETAX>                                                           2,410
<INCOME-TAX>                                                                 98
<INCOME-CONTINUING>                                                       2,313
<DISCONTINUED>                                                                0
<EXTRAORDINARY>                                                               0
<CHANGES>                                                                     0
<NET-INCOME>                                                              2,313
<EPS-PRIMARY>                                                               .81
<EPS-DILUTED>                                                               .81

